UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2015

American Public Education, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33810	01-0724376
(state or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
111 W. Congress Street Charles Town, West Virginia	25414	304-724-3700
(Address of principal executive offices)	(Zip Code)	(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD Disclosure

Item 7.01. Regulation FD Disclosure.

On December 14, 2015, American Public University System (“APUS”), a subsidiary of American Public Education, Inc. (the “Company”), issued a press release announcing that it had commenced a search for a new APUS president in connection with an anticipated organizational realignment. After the identification of his successor, APUS President and CEO Dr. Wallace E. Boston will focus on his position as CEO with the Company, providing strategic and leadership support to APUS, Hondros College of Nursing, and other Company ventures. A copy of APUS’s press release is attached to this report as Exhibit 99.1 and is incorporated in this Item 7.01 by reference.  The information contained in Exhibit 99.1 is being furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Forward Looking Statements

Statements made in this current report and in the attached Press Release regarding the Company, or its subsidiaries (including APUS), that are not historical facts are forward-looking statements based on current expectations, assumptions, estimates and projections about the Company and the industry. These forward-looking statements are subject to risks and uncertainties that could cause actual future events or results to differ materially from such statements. Forward-looking statements can be identified by words such as "anticipate," "believe," "seek," "could," "estimate," "expect," "intend," "may," "should," "will" and "would." These forward-looking statements include, without limitation, statements regarding the search for a new president of APUS, the planned organizational realignment of APUS and the Company, and Dr. Boston’s role with APUS and APEI. For the avoidance of doubt, as of the date of this report, no definitive action has been taken, and there is no assurance definitive action will be taken, to appoint a successor to Dr. Boston, and he continues in his role with APUS. Actual results, decisions, or actions could differ materially from those expressed or implied by these forward-looking statements as a result of various factors, including the various risks described in the "Risk Factors" section and elsewhere in the Company's Annual Report on Form 10-K for the year ended December 31, 2014, Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2015 and other filings with the SEC. The Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

Section 9 – Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Exhibit
99.1	Press Release dated December 14, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Public Education, Inc.

	By:	/s/ Richard W. Sunderland, Jr.
Richard W. Sunderland, Jr.
Executive Vice President and Chief Financial Officer

Date: December 14, 2015

EXHIBIT INDEX

Exhibit No.	Exhibit
99.1	Press Release dated December 14, 2015